PROSPECTUS                                                         MARCH 4, 2002


                    INLAND REAL ESTATE INCOME AND GROWTH FUND

                          The Inland Mutual Fund Trust
                                 (800) 216-9785

     The Inland Real Estate Income and Growth Fund (the "Fund") aims primarily to provide high current income and secondarily to produce capital appreciation. The Fund, commonly known as a "mutual fund," invests primarily in the equity securities of real estate investment trusts and real estate operating companies. The Fund may also invest in securities of companies outside the real estate industry. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. This Prospectus contains information for potential buyers of Fund shares to consider in making their investment decision. Please read it carefully and keep it for future reference.

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THE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                TABLE OF CONTENTS

RISK/RETURN SUMMARY .......................................................... 1

FEE AND EXPENSE INFORMATION .................................................. 3

INVESTMENT OBJECTIVES AND STRATEGIES ......................................... 4

MANAGEMENT OF THE FUND ....................................................... 5

SHAREHOLDER INFORMATION ...................................................... 5

RETIREMENT PLANS .............................................................12

FINANCIAL HIGHLIGHTS .........................................................13

RISK/RETURN SUMMARY

The discussion below provides a brief overview of the investment objectives, principal investment strategies and principal risks for the Fund.

Investment Objective

The Fund aims primarily to provide high current income and secondarily to produce capital appreciation.

Investment Strategy

The Fund invests primarily in the equity securities of real estate investment trusts ("REITs") and real estate operating companies. The Fund's investment adviser manages the Fund's portfolio by seeking generally to purchase equity securities that are trading at discounts to their respective net asset values or "NAV." In evaluating each company's NAV, the adviser reviews the subject company's financial statements and other publicly available information and draws on the knowledge of its affiliates regarding individual real estate markets with respect to: (1) vacancy rates by property type; (2) visible supply of property based on building permits; and (3) trends in rental and cap rates.

To a lesser extent, the Fund may also invest in equity securities of companies outside the real estate industry and non-equity securities of REITs, real estate operating companies and companies outside the real estate industry, which include, but are not limited to, debt securities, common stock and securities convertible or exercisable into equity securities. The adviser will review the industry in which each issuer operates, their financial statements and other publicly available information to determine which securities may be an appropriate investment for the Fund.

To hedge against a possible loss in value of securities it holds, the Fund may write covered call options. (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option.) To hedge against a possible loss in value of its portfolio, the Fund may purchase put options (an option increases in value when the value of the security subject to the put option declines). The Fund may also purchase securities with borrowed funds.

Risks

Investing in the Fund is not without risk. An investor may lose money on his or her investment. The risks include:

Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden or prolonged.

Industry Concentration Risk. Because the Fund concentrates its investments in REITs and other real estate operating companies, the Fund is subject to many of the risks associated with owning real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates.

REIT-Specific Risks. REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT's sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT's shareholders. The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT's shares or otherwise may not be in the best interests of the REIT's shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Non-Diversified Fund. The Fund is a "non-diversified" fund. It likely will invest in fewer issuers than diversified funds and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a greater number of securities.

Hedging Risk. By writing a call option, the Fund may incur the risk of lost opportunity if the price of the underlying security rises in value. If the Fund does not exercise or sell a put option it has purchased prior to the option's expiration date, it will realize a loss in the amount of the entire premium paid plus commission cost. It is possible there may be times when a market for the Fund's outstanding options does not exist.

Leveraging Risk. When the Fund purchases securities with borrowed funds, it engages in a speculative investment practice called "leverage." When the Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.

Risk/Return Bar Chart and Table

The following bar chart illustrates some of the risks of investing in shares of the Fund by showing changes in the Fund's performance from year to year. The table following the bar chart illustrates how the Fund's returns for various periods compare with those of the NAREIT Equity Index. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

                                     Total Return
                                  (per calendar year)

                                26.32%            9.06%


       30.00%             -----------------------------------

                             ------------

       20.00%             -----------------------------------



       10.00%             -----------------------------------
                                               -----------


       0.00%              -----------------------------------
                                 2000             2001


The bar chart above shows annual total returns for only the Class A Shares of the Fund, the oldest Class of shares of the Fund. During the two year period shown in the bar chart above, the highest return for the Class A Shares was 10.76% (quarter ended June 30, 2000) and the lowest return for a quarter was -8.06% (quarter ended September 30, 2001). The results do not reflect a sales charge. If they did, the returns would have been lower. Prior to June 1, 2001, the Fund's investment adviser was Uniplan, Inc.






                      AVERAGE ANNUAL TOTAL RETURNS (1)
                  (for the periods ended December 31, 2001)

                                                          Life of
                                               1 Year     the Fund
                                               ------     --------

         Return Before Taxes                    9.06%      10.38%

         Return After Taxes on                  7.59%       8.49%
         Distributions of Class A
          Shares (2)(3)(4)

         Return After Taxes on                  5.45%       7.38%
         Distributions and Sale of
          Class A Shares (2)(3)(4)

         NAREIT Composite Index (5)            13.93%      13.56%

         --------------------------------------------------------

(1) The Class C Shares of the Fund were not offered until March 4, 2002. So, no return information is available for the Class C Shares.

(2) After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) After-tax returns are shown for only Class A Shares. After-tax returns for Class C Shares will vary.

(5) The Fund compared its average annual total return for 2000 to the NAREIT Equity Index, which is a capitalization weighted index of publicly-traded equity REITs. The Fund is not limited to investing in equity REITs. The Fund may, and does, invest in mortgage REITs and hybrid REITs. Taking this into account, the Fund believes that it is better to compare its average annual total return to the NAREIT Composite Index, which is a capitalization weighted index of publicly-traded REITs. "NAREIT" is a registered trademark of the National Association of Real Estate Investment Trusts.

FEE AND EXPENSE INFORMATION

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

The following fees are paid directly from your investment:

                                                      Class A        Class C
                                                      Shares         Shares
                                                     ---------      ---------

Maximum Sales Charge (Load) Imposed on               5.75%           None
 Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a           1.00% (1)      1.00% (2)
 percentage of net asset value at time of purchase)

Maximum Sales Charge (Load) Imposed on                None           None
 Reinvested Dividends and Distributions

Redemption Fee                                        None (3)       None (3)

Exchange Fee                                          None (3)       None (3)

(1) This fee is charged on redemptions within one year of purchase of Class A Shares initially purchased in an amount of $1,000,000 or more (not including Class A Shares purchased with reinvested dividends or distributions).

(2) This fee is charged on redemptions within one year of purchase of Class C Shares (not including Class C Shares purchased with reinvested dividends or distributions).

(3) The Fund's transfer agent charges a fee of $5.00 for each telephone exchange. The Fund's transfer agent charges a fee of $15.00 for each wire redemption.

Annual Fund Operating Expenses

The following expenses are deducted from Fund assets:

                                                    Class A          Class C
                                                    Shares          Shares(4)
                                                    -------         ---------

Management Fees (1)                                   1.00%           1.00%
Distribution or Service (12b-1) Fees                   .25%            1.00%
Other Expenses (2)                                    4.68%           4.68%
Total Fund Operating Expenses                         5.93%           6.68%
Expense Reimbursement (3)                             3.43%           4.18%
Net Expenses                                          2.50%           2.50%

(1) Management fees have been restated to reflect the management fees that will be in effect for the fiscal year ending October 31, 2002.

(2) Other Expenses are based on amounts for the fiscal year ended October 31, 2001 but do not reflect expense reimbursement obligations that were in effect during such period.

(3) For the fiscal year ended October 31, 2001 and subsequent fiscal years, Inland has agreed to reimburse the Fund for expenses in excess of 2.50% of the Fund's average daily net assets. Inland's reimbursement commitment is terminable on 60 days' notice. Inland may recover reimbursements in subsequent years.


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

(4) This column contains pro forma information based on the investment advisory and expense reimbursement arrangements that will be in effect for the fiscal year ending October 31, 2002.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Class A Shares and Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example reflects the investment advisory arrangements that will be in effect for the fiscal year ending October 31, 2002 (it does not reflect any expense reimbursement obligations).

The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs for the Fund would be:

                              1 Year      3 Years      5 Years     10 Years
                              ------      -------      -------     --------
     Class A Shares           $1,131       $2,228       $3,305      $5,911
     Class C Shares           $  662       $1,954       $3,203      $6,145


INVESTMENT OBJECTIVES AND STRATEGIES

The Fund's investment objective is to produce high current income and secondarily capital appreciation. The Fund may change its investment objective without obtaining shareholder approval.

The Fund invests primarily in the equity securities of real estate investment trusts and real estate operating companies. To a lesser extent, the Fund may also invest in equity securities of companies outside the real estate industry and non-equity securities of REITs, real estate operating companies and companies outside the real estate industry, which include, but are not limited to, debt securities, common stocks and convertible securities.

Since the Fund's investments have been and will continue to be concentrated primarily in REITs, the Fund believes that it is beneficial for shareholders to have the following general information concerning REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Under normal circumstances a majority of the Fund's investments in REITs will consist of securities issued by equity REITs.

The Fund in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its secondary objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. Also, these instruments will usually have a lower yield than the investments in REITs and real estate operating companies that the Fund normally will make. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

The Fund does not attempt to achieve its investment objectives by active and frequent trading of securities.

MANAGEMENT OF THE FUND

Inland Investment Advisors, Inc. is the investment adviser for the Fund. Inland's address is 2901 Butterfield Road, Oak Brook, Illinois 60523. Inland supervises and manages the investment portfolio of the Fund. It also directs the purchase or sale of investment securities in the day-to-day management of the Fund (subject to such policies as the trustees of the Trust may determine).

Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission, effective March 20, 2001. Inland's investment committee is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services.

During the last fiscal year the Fund paid Uniplan, Inc., the former investment adviser, an annual investment advisory fee equal to .60% of the Fund's average daily net assets. For services to the Fund during the fiscal year ending October 31, 2002, Inland will receive an investment advisory fee calculated at a rate equal, on an annual basis, to 1.00% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

Purchase of Fund Shares

Inland Securities Corporation (the "Distributor") is the distributor and principal underwriter for shares of the Fund. Shares of the Fund can be purchased through the Distributor or other firms having a selling agreement with the Distributor. The Distributor is a wholly owned subsidiary of The Inland Group, Inc. and, therefore, an affiliate of Inland. The Distributor has been registered with the Securities and Exchange Commission as a broker-dealer since 1984.

Shares are priced at the net asset value ("NAV") per share as next computed after receipt of the purchase order and acceptance by the Distributor, plus, in some cases, a sales charge (discussed below). NAV is normally calculated after the close of regular trading (typically 4:00 p.m. Eastern Time) of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. The NYSE is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) that it holds. The Fund values most money market instruments that it holds at their amortized cost.

Except for purchases through the retirement plans described below, the minimum initial investment in the Fund is $2,500 and the minimum additional investment is $100. The minimum initial investment for retirement plans is $250 and the minimum additional investment is $100. No certificates evidencing the shares will be issued. All applications are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to reject applications in whole or in part for any reason.

Shares of the Fund may also be purchased through U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), the transfer agent for the Fund. To purchase shares in this manner, complete the Account Application accompanying this Prospectus and mail it along with a check for the purchase price to:

The Inland Mutual Fund Trust
c/o U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3 rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Send applications via overnight mail to:

The Inland Mutual Fund Trust
c/o U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3 rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to The Inland Mutual Fund Trust or by wire transfer. Please do not send cash. U.S. Bancorp will charge a $25.00 service fee against a shareholder's account for any returned checks. No redemption proceeds will be remitted to a shareholder with respect to shares purchased by check until such check has cleared.

Please call U.S. Bancorp at (800) 216-9785 before opening an account or making additional purchases to an existing account via wire transfer. A properly signed purchase application marked "FOLLOW-UP" must be received for all new accounts opened by wire transfer. Funds should be wired to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #0420-00013
Firstar Trust MFS A/C #112-952-137
Credit to: The Inland Mutual Fund Trust - Inland Real Estate Income and Growth Fund [Shareholder account number and title of account, if known]

Please bear in mind that receipt of funds by wire at U.S. Bank, N.A. will not ensure same day pricing of the shares. All required documents must be received by U.S. Bancorp and must be accepted by the Fund prior to the pricing of shares.

Subsequent Purchases of Shares

 Subsequent purchases (minimum $100) may be made through the Distributor, a participating broker or by mailing U.S. Bancorp a check with a letter describing the investment or with the "additional investment" portion of a confirmation statement. Checks should be made payable to The Inland Mutual Fund Trust and should clearly indicate the shareholder's account number.

Automatic Investment Plan

The Automatic Investment Plan provides for periodic investments with the Fund by means of automatic transfers of a designated amount from your bank account on a regular and convenient basis. Automatic transfers may be in any amount subject to a minimum of $100 per month. Further information is available by calling
(800) 216-9785. You may enroll by completing the appropriate section of the Application that accompanies this Prospectus.

Electronic Transfers

Subsequent purchases and redemptions may also be made by electronic funds transfer from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Subsequent purchases of shares may be made in amounts from $100 to $10,000.

To initiate purchases via electronic transfer, call (800) 216-9785. Shares will be purchased on the first regular business day U.S. Bancorp receives the funds through the ACH system, provided the funds are received before the close of regular trading on the NYSE. Most transfers are completed within three business days after the order is placed.

Electronic transfer privileges may be requested on the Account Application. Shareholders with existing accounts should complete the Supplemental Application with signatures guaranteed by all shareholders of record. Such privileges apply to each shareholder of record unless and until U.S. Bancorp receives written instructions from a shareholder of record canceling such privileges. The electronic transfer service is normally established within 15 days of receipt of an application by U.S. Bancorp. Changes of bank account information must be made by completing a new Supplemental Application signed by all owners of record, with all signatures guaranteed. U.S. Bancorp and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue electronic transfer privileges at any time without prior notice.

Changes in Registration and Account Privileges

Changes in registration or account privileges must be made in writing to U.S. Bancorp at the address listed above. Signature guarantees may be required.

Correspondence

All correspondence must include your account number and be sent to U.S. Bancorp at the address listed above.

TDD Service

U.S. Bancorp offers Telecommunication Device for the Deaf services for hearing impaired shareholders. The dedicated number for this service is (800) 684- 3416.

Initial Sales Charges

Class A Shares. Class A Shares of the Fund are sold on a continual basis at a public offering price equal to their net asset value per share plus a sales charge, which varies according to the purchase level shown below:

                               Sales                            Discount on
                             Charges as    Sales Charges       Commission to
                              % of Net      as % of the       Dealers as a %
Class A Shares                 Amount          Public            of Public
  Purchased                   Invested     Offering Price     Offering Price
--------------               ----------    --------------     --------------
less than $50,000               6.10%           5.75%              5.00%
$50,000 to $99,999              5.26%           5.00%              4.25%
$100,000 to $249,999            4.17%           4.00%              3.25%
$250,000 to $499,999            3.09%           3.00%              2.50%
$500,000 to $999,999            2.56%           2.50%              2.25%
$1,000,000 and greater          0.00%           0.00%              1.00%

The Fund imposes a deferred sales charge of 1.00% on redemptions within one year of purchases of Class A Shares initially purchased in an amount of $1,000,000 or more (not including Class A Shares purchased with reinvested dividends or distributions).

The Distributor receives the sales charge, less any commission "re-allowed" to participating brokers as shown in the table above. The Distributor may, from time to time, re-allow the entire sales charge to participating brokers for orders placed during a specified period of time. No sales charge is imposed on the reinvestment of dividends or capital gains.

Class C Shares. The Fund does not charge any up-front fees in connection with the purchase of Class C Shares. The Fund imposed a deferred sales charge of 1.00% on redemptions within one year of purchase (not including Class C Shares purchased with reinvested dividends or distributions).

Reduced Sales Charges

There are several ways investors can reduce the initial sales charge. The following programs may be modified or terminated at any time.

Combined Purchase Privilege. Multiple purchases of shares of the Fund may be combined if the resulting purchase totals at least $50,000 and the purchases are made concurrently by an individual, a spouse and their children (under 21 years) for their own accounts. Certain purchases by fiduciaries on behalf of multiple beneficiaries may also qualify under this program. For further information call
(800) 216-9785.

Cumulative Quantity Discount. Additional purchases of shares of the Fund may qualify for a Cumulative Quantity Discount. An investor's add-on purchases may be added to the present value of all shares owned by the investor (including all shares aggregated under the above-described Combined Purchase Privilege) such that the new purchase sales charge would correspond to the cumulative purchase level.

To illustrate, an investor owning shares of the Fund worth $50,000 (present value) wishes to purchase an additional $25,000. The sales charge for the $25,000 purchase would be at the 5.0% rate applicable to a single $75,000 purchase, rather than at the 5.75% rate.

Investors must notify the Distributor whenever a reduced sales charge is applicable to a purchase and provide sufficient information to verify that the purchase qualifies for the privilege or discount.

Letter of Intent. A reduced sales charge can also be obtained through a written Letter of Intent, which expresses an intention to invest at least $50,000 in the Fund within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the purchase level indicated in the Letter. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the Letter of Intent is signed; however, if such prior purchases are to be included, the 13-month period will begin on the date of the earliest purchase to be included, and the sales charge on any purchases prior to the Letter will not be adjusted. Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Fund under a single Letter of Intent.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in the investor's name) to secure payment of the higher sales charge in the event the full intended amount is not purchased. If the full amount indicated is not purchased in the required period, such escrowed shares may be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in shares of the Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current shareholder wanting to do so, you can obtain a form of Letter of Intent by calling (800) 216-9785.

Sales at Net Asset Value. The Fund may sell shares at net asset value without a sales charge to: (1) officers, directors and employees of the Fund, the Fund's investment adviser and any sub-adviser, the Distributor and (participating brokers), their affiliates and immediate family; (2) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the investment, such entity has assets of $5,000,000 or more or at least 100 participants; (3) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; or (4) accounts held by third party fiduciaries, which exercise discretionary authority and hold the accounts in fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000.

Investors should be aware that some broker-dealers may establish higher minimum investment requirements than set forth above, or charge additional amounts to their clients for other investment or administrative services. Firms also may hold Fund shares in nominee or "street name" as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of those shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. This Prospectus should be read in connection with such firms' material regarding their fees and services.

Distribution Fees

The Fund has adopted a Service and Distribution Plan under Rule 12(b)-1 under the Investment Company Act of 1940 for the Class A Shares and the Class C Shares. The 12b-1 plans for the Class A Shares and Class C Shares authorize the payment of servicing fees (fees for personal services rendered to shareholders) at an annual rate of up to 0.25%. The 12b-1 plan for the Class C Shares also authorizes the payment of distribution fees (fees for services and expenses in connection with the distribution of shares) at an annual rate of up to 0.75%. Because the above 12b-1 fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

Redemptions

Shares of the Fund may be redeemed through a participating broker, by telephone, or by submitting a written redemption request directly to U.S. Bancorp (for non-broker accounts). Shares will be redeemed at their net asset value and are not subject to any redemption charge. However, participating brokers who process redemptions may charge customary commissions for their services. Requests for redemption received by dealers or other firms that are accepted prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a regular business day will be confirmed at the NAV effective as of the closing of the NYSE on that day.

The following do not apply to shares held in broker ("street name") accounts:

Direct Redemption. A shareholder's original Account Application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions). Changes in redemption instructions must be made in writing to U.S. Bancorp, and may require a signature guarantee. If shares were recently purchased by personal check, redemption proceeds will be mailed only upon the clearance of the personal check.

To Request a Redemption By Written Request:

o  Write a letter of instruction to U.S. Bancorp.

o Include the account number, the name of the Fund, the name(s) under which the account is registered and the dollar amount or number of shares to be redeemed. o Include signatures of all registered owners (including fiduciary titles). See "Signature Guarantees" below to see if a signature guarantee is required.

o Supply any additional documents required by U.S. Bancorp for redemption by corporations, partnerships or other organizations, fiduciaries, or if the redemption is requested by anyone other than the shareholder(s) of record.

o  Forward the request to U.S. Bancorp at the address listed above.

o A check will be mailed within seven days to the name and address in which the account is registered, or otherwise according to your letter of instruction.

Transfers of shares are subject to the same requirements. Shareholders having questions about redemptions should contact U.S. Bancorp at (800) 216-9785 before submitting a request. Requests for redemption by telegram and requests which are subject to any special conditions or that specify an effective date other than as provided herein cannot be honored. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by U.S. Bancorp.

IRA's. Investors holding shares in an IRA should indicate on their redemption requests whether or not to withhold federal income tax. Unless otherwise indicated, these redemptions (and redemptions of other investment plans not involving a direct rollover to an eligible plan), will be subject to federal income tax withholding.

Signature Guarantee. If the proceeds of the redemption: (i) exceed $50,000; (ii) are to be paid to a person other than the record owner; (iii) are to be sent to an address other than the address of the account on U.S. Bancorp's records; or
(iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request must be guaranteed, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

To Request a Redemption By Telephone:

o Telephone requests for redemption are accepted for shareholders, except those who have specifically declined telephone redemption privileges.

o Call U.S. Bancorp at (800) 216-9785. State the name of the Fund, the name(s) in which the account is held, the account number, the amount to be withdrawn and the name of the person requesting the redemption.

o Telephonic redemption requests are available for amounts between $1,000 and $50,000 ($50,000 maximum within any 7 calendar-day period).

o Proceeds from telephone redemptions are sent to the shareholder's address of record, generally the next business day following redemption. Changes in account information must be made in writing with a signature guarantee. Telephone redemptions will not be accepted within 30 days of a change in record address.

The Fund employs reasonable procedures to confirm that instructions via telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. The Fund requires a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. By completing an Account Application, an investor agrees that the Fund, the Distributor and U.S. Bancorp shall not be liable for any loss incurred by the investor by reason of the Fund accepting unauthorized telephone instructions for his account if the Fund reasonably believes the instructions to be genuine and the procedures described above are followed.

The Fund reserves the right to terminate or modify the telephone redemption service at any time. Telephone communications may be recorded by the Distributor or U.S. Bancorp.

Electronic Transfer Redemptions:

o To redeem by electronic transfer to a designated account at a financial institution, shareholders must first submit the proper application (see "Electronic Transfers" above.)

o  Call U.S. Bancorp at (800) 216-9785.

o Proceeds will normally be sent to the designated account the following business day and be received by the bank on the second or third business day.

o Shares purchased by check may not be redeemed in this manner until such shares have been owned (i.e., paid for) for at least 15 days.

Changes in bank account information must be made by completing a new Supplemental Application, signed by all owners of record, with all signatures guaranteed. The Fund may terminate the electronic transfer program at any time without notice to shareholders.

Expedited Wire Transfer Redemptions:

o To redeem by wire transfer, a single bank account (within the Federal Reserve wire system) into which the proceeds of the redemption can be deposited must have been previously designated.

o  Call U.S. Bancorp at (800) 216-9785 or submit a request in writing.

o  The minimum amount that may be wired is $1,000.

o Proceeds will generally be wired to the designated bank account the following business day.

o A $15.00 fee will be deducted from the shareholder's account. The shareholder is responsible for any charges imposed by the shareholder's bank. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank.

o Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to 7 days if U.S. Bancorp deems it appropriate under then current market conditions.

The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to U.S. Bancorp.

Exchange Privilege

Shareholders may exchange, at net asset value, Fund shares for shares of First American Prime Obligations Fund (the "Money Market Fund"). This exchange privilege is a convenient way for shareholders to buy shares in a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the Money Market Fund, read its prospectus (call U.S. Bancorp at (800) 216-9785 for details). There is no charge for exchange transactions requested by mail, but U.S. Bancorp charges a $5.00 fee for each telephone exchange, which will be deducted from the investor's account from which the funds are being withdrawn. Use of the exchange privilege is subject to the minimum purchase and redemption amounts set forth in this Prospectus and in the Prospectus for the Money Market Fund.

Shares of the Fund exchanged for shares of the Money Market Fund, then exchanged at a later time for shares of the Fund will not incur any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and reinvestment. However, each exchange represents the sale of shares of one fund and the purchase of shares of another, so shareholders may realize a taxable gain or loss on the transaction. Investors should consult a tax professional or other financial adviser to determine the tax consequences of a particular exchange.

Because excessive trading can hurt the Fund's performance, the Fund reserves the right to limit the number of exchanges or otherwise prohibit or restrict shareholders from using the exchange privilege at any time, without notice. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares.

The Money Market Fund is managed by an affiliate of U.S. Bancorp. The Money Market Fund is unrelated to The Inland Mutual Fund Trust.

Dividends

The Fund distributes substantially all of its investment income, if any, quarterly and substantially all of its capital gain, if any, annually. You have four distribution options:

All Reinvestment Option. Both dividends and capital gains distributions will be reinvested in additional Fund shares.

Capital Gains Reinvestment Option. Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

Dividend Reinvestment Option. Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

All Cash Option. Both dividend and capital gains distributions will be paid in cash.

This election may be made on the Purchase Application. To change your election, write to U.S. Bancorp Fund Services, LLC or call (800) 216- 9785.

Tax Consequences

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions will consist primarily of ordinary income.

RETIREMENT PLANS

The Fund offers the following retirement plans that may be funded with purchases of Fund shares:

o   Traditional IRA

o   Roth IRA

o   Education IRA

o   SEP-IRA

o   401(k) Plan

o   Profit Sharing and Money Purchase Plans

A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Fund upon request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period that it has been operating. The table reflects the performance of only the Class A Shares, as the Class C Shares did not exist for the periods reflected in the table. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and capital gains distributions). This information has been audited by KPMG LLP, whose report dated December 19, 2001, along with the Fund's financial statements, is included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS

                                                                      March 1,
                                                                      1999(1)
                                         Year Ended    Year Ended     through
                                         October 31,   October 31,   October 31,
                                            2001          2001          1999
--------------------------------------------------------------------------------

PER SHARE DATA:
Net asset value, beginning of period       $10.64        $ 9.22      $10.00
Income from investment operations:
  Net investment income 5                    0.45          0.49        0.30
  Net realized and unrealized gains
   (losses) on securities                    0.39          1.41       (0.82)
                                           ------        ------      ------

     Total from investment operations        0.84          1.90       (0.52)
                                           ------        ------      ------

Less distributions:
  Dividends from net investment
   income                                   (0.50)        (0.41)      (0.26)
  Distributions from net realized
   gains                                       --            --          --
  Tax return of capital                        --         (0.07)         --
                                           ------        ------      ------

     Total distributions                    (0.50)        (0.48)      (0.26)
                                           ------        ------      ------

Net asset value, end of period             $10.98        $10.64       $9.22
                                           ======        ======      ======

TOTAL RETURN 2                               8.00%        21.24%      (5.32%)(3)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of
 period                                    $3,563        $1,404      $  817

Ratio of net expenses to average net
 assets:
  Before expense reimbursement               6.43%         6.13%      12.71%(4)
  After expense reimbursement.               2.50%         2.11%       1.15%(4)

Ratio of net investment income to
 average net assets:
  Before expense reimbursement               0.37%         0.89%      (6.20%)(4)
  After expense reimbursement                4.30%         4.91%       5.36%(4)

Portfolio turnover rate                     32.61%        15.17%       1.36%(3)
------------------------
(1)  Commencement of operations.
(2) The total return calculation does not reflect the 5.75% front end sales charge for Class A Shares.
(3)  Not annualized.
(4)  Annualized.
(5)  Calculated using average shares outstanding during the year

INLAND REAL ESTATE INCOME AND GROWTH FUND


CUSTODIAN                                         BOARD OF TRUSTEES
U.S. BANK, N.A.
615 East Michigan Street
Milwaukee, Wisconsin 53202                        J. Michael Borden
                                                  Delavan, Wisconsin
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT                                  Byron K. Crowe
U.S. BANCORP FUND SERVICES, LLC                   Chicago, Illinois
615 East Michigan Street
Milwaukee, Wisconsin 53202                        Lawrence Harb
                                                  Okemos, Michigan
INDEPENDENT ACCOUNTANTS KPMG LLP
303 East Wacker Drive                             Richard Imperiale
Chicago, Illinois 60601                           Milwaukee, Wisconsin

LEGAL COUNSEL                                     F. L. Kirby
FOLEY & LARDNER                                   Chicago, Illinois
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202                        John Komives
                                                  Milwaukee, Wisconsin
DISTRIBUTOR
INLAND SECURITIES CORPORATION                     Lawrence Kujawski
2901 Butterfield Road                             Milwaukee, Wisconsin
Oak Brook, Illinois 60523
                                                  Roberta S. Matlin
INVESTMENT ADVISER                                Oak Brook, Illinois
INLAND INVESTMENT ADVISORS, INC.
2901 Butterfield Road                             Robert D. Parks
Oak Brook, Illinois 60523                         Oak Brook, Illinois

INLAND REAL ESTATE INCOME AND GROWTH FUND

To learn more about the Fund you may want to read the Fund's Statement of Additional
Information (or "SAI") which contains
additional information about the Fund. The
Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund's              INLAND REAL ESTATE INCOME
investments by reading the Fund's annual                   AND GROWTH FUND
and semi-annual reports to shareholders.
The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual
reports are all available to shareholders                    PROSPECTUS
and prospective investors without charge,
simply by calling (800) 216-9785.                           March 4, 2002

Prospective investors and shareholders who have questions about the Fund may also call the above number or write to the following address:

    The Inland Mutual Fund Trust
   c/o U.S. Bancorp Fund Services,
          LLC P.O. Box 701
   Milwaukee, Wisconsin 53201-0701

The general public can review and copy
information about the Fund (including the
SAI) at the Securities and Exchange                 THE INLAND MUTUAL FUND TRUST
Commission's Public Reference Room in
Washington, D.C. (Please call
1-202-942-8090 for information on the
operations of the Public Reference Room.)
Reports and other information about the
Fund are also available on the EDGAR
Database at the Securities and Exchange
Commission's Internet site at
http://www.sec.gov and copies of this
information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov or by writing to:

      Public Reference Section
Securities and Exchange Commission
    Washington, D.C. 20549-6009

Please refer to the Fund's Investment
Company Act file No. 811- 8958, when
seeking information about the Fund from
the Securities and Exchange Commission.